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                                  POWER OF ATTORNEY


       Each of the undersigned officers and/or directors of Acorn Products, Inc., a Delaware corporation (the "Company"), hereby appoints Gabe Mihaly, Stephen M. Kasprisin, and J. Mitchell Dolloff as his true and lawful attorneys-in-fact, or any of them individually with power to act without the other, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 to register under the Securities Act of 1933, as amended, 25,000 shares of Common Stock, $.001 par value, to be sold and distributed by the Company pursuant to the Company's 1997 Nonemployee Director Stock Incentive Plan (the "Plan") and such, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

       IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of February 20, 1998.

SIGNATURE                               TITLE


       /s/ Gabe Mihaly                  President, Chief Executive Officer
---------------------------------       and a Director
     Gabe Mihaly                        (Principal Executive Officer)



       /s/ Stephen M. Kasprisin         Vice President and Chief Financial
---------------------------------       Officer
   Stephen M. Kasprisin                 (Principal Accounting and Financial
                                        Officer)


       /s/ Conor D. Reilly              Chairman of the Board of Directors
---------------------------------
   Conor D. Reilly


       /s/ William W. Abbott            Director
---------------------------------
   William W. Abbott


       /s/ Matthew S. Barrett           Director
---------------------------------
   Matthew S. Barrett


       /s/ Stephen A. Kaplan            Director
---------------------------------
   Stephen A. Kaplan


       /s/ John I. Leahy                Director
---------------------------------
   John I. Leahy